UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

Callisto Pharmaceuticals, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-32325	13-3894575
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609
New York, New York 10170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement

On December 31, 2007, Callisto Pharmaceuticals, Inc. (the “Company”) entered into an Amended and Restated License Agreement with AnorMED Corporation (successor in interest to AnorMED Inc.), a wholly-owned subsidiary of Genzyme Corporation (“Genzyme”), pursuant to which the Company and Genzyme amended the license agreement for Atiprimod, the Company’s lead drug in the clinic to treat advanced carcinoid cancer, to eliminate all milestone payments and reduce royalties owed to Genzyme to single digits. In return for the reduced future payments to Genzyme, the Company is paying an upfront fee in 2008. A copy of the press release announcing the amended and restated license agreement with Genzyme is filed as Exhibit 99.1 hereto.

Item 9.01.           Financial Statements and Exhibits

(d)         Exhibits.

99.1                           Press release dated January 7, 2008.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 7, 2008

CALLISTO PHARMACEUTICALS, INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
Chief Executive Officer